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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                                 July 28, 1998


                           ALPHA 1 BIOMEDICALS, INC.
             (Exact name of registrant as specified in its charter)


      DELAWARE                   0-15070                     52-1253406
   (State or other          (Commission File                (IRS Employer
  jurisdiction of                Number)                 Identification No.)
   incorporation)


                            6707 Democracy Boulevard
                                   Suite 111
                              Bethesda, MD  20817
         (Address, including Zip Code, of principal executive offices)


              Registrant's telephone number, including area code:
                                  301-564-4400
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

SALE OF THYMOSIN ALPHA 1 ROYALTY RIGHTS

Reference is made to (i) a Form 8-K, dated January 12, 1998 (Date of Report:
December 17, 1997), in which Alpha 1 Biomedicals, Inc. (the "Company") reported the entry into an Alpha Rights Acquisition Agreement, dated December 17, 1997, with SciClone Pharmaceuticals, Inc. ("SciClone"), and (ii) a Form 8-K, dated May 15, 1998 (Date of Report: May 15, 1998), in which the Company reported an amendment to the Alpha Rights Acquisition Agreement (as amended, the "Acquisition Agreement"). The Acquisition Agreement provided that, in exchange for a combination of cash and shares of SciClone common stock ("SciClone Common Stock"), (i) the Company would relinquish its rights to royalties payments from SciClone for the sale by SciClone of all human and animal therapeutic and diagnostic uses of products containing Thymosin alpha 1 and (ii) would assign to SciClone (A) all patents held by the Company with respect to Thymosin alpha 1 and (B) all of the Company's rights and obligations under licenses with third parties pursuant to which the Company has acquired rights to Thymosin alpha 1 (other than rights acquired from F. Hoffmann-LaRoche, Inc. and F. Hoffmann-LaRoche & Co. Limited Company, which the Company would continue to sublicense to SciClone).

On July 15, 1998, the stockholders of the Company approved the sale to SciClone of the Company's Thymosin alpha 1 royalty rights. On July 28, 1998, the Closing of the transaction occurred. Pursuant to the terms of the Acquisition Agreement, the Company has received payments consisting of (i) $130,000 in cash, which was paid in December 1997 and January 1998, and (ii) at least 444,135 shares of SciClone Common Stock (the "Initial Shares"). The Company may acquire additional shares of SciClone Common Stock (the "Additional Shares") under the circumstances more fully described in the January 12, 1998 Form 8-K. The Initial Shares and any Additional Shares are subject to resale restriction and are entitled to the registration rights more fully described in the January 12, 1998 Form 8-K.

The Company entered into the sale transaction in order to generate the cash needed to continue operating as a going concern. The Company intends to use proceeds from the sale of the SciClone Common Stock to pay existing indebtedness, including $280,000 in loans from SciClone which are collateralized by a portion of the shares of SciClone Common Stock, and to fund current operations while it continues its efforts to secure additional financing or to effect a business combination.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b)     Pro forma financial information.

                 Unaudited Pro forma financial statements reflecting the effect of the Alpha Rights Acquisition Agreement at March 31, 1998 are set forth in the Company Proxy Statement (pages F-1 through F-6), filed June 5, 1998, and are hereby incorporated by reference.



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         (c)     Exhibits

                 (1)      Press Release, dated August 3, 1998.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   August 10, 1998                       ALPHA 1 BIOMEDICALS, INC.




                                              By:  /s/ R.J. Lanham
                                                   ------------------------
                                                   R.J. Lanham
                                                   Vice President &
                                                   Chief Financial Officer





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